                                                      Deutsche Asset Management



Fixed Income, Short-Term Fixed Income, Municipal Bond, Short-Term Municipal Bond and High Yield Bond
Investment Class and Institutional Class

Supplement dated September 29, 2000 (Replacing Supplement dated August 24, 2000) to Prospectuses dated February 28, 2000

The following supplements the "Principal Investments" section in the prospectuses for Short-Term Fixed Income:

The Fund may invest up to 40% of its total assets in asset-backed securities.

The following replaces the first two sentences under the "Principal Investments"
section in High Yield Bond's Investment Class and Institutional Class
Prospectus.

The Fund invests primarily in U.S. dollar denominated high yield bonds of domestic and foreign issuers. Under normal conditions, the Fund invests at least 65% of its total assets in U.S. dollar-denominated, domestic and foreign below investment grade fixed income securities (junk bonds) including those in countries with new or emerging securities markets. The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade.

The following supplements the "Primary Risks" section immediately following the paragraph titled "Market Risk" and should be omitted from the "Secondary Risks"
section in High Yield Bond's Investment Class and Institutional Class prospectuses:

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than U.S. securities markets.


                                                       A Member of the
                                                       Deutsche Bank Group [/]

The following supplements the "Primary Risks" section immediately following the paragraph titled "Foreign Investing" in High Yield Bond's Investment Class and Institutional Class prospectuses:

Emerging Market Risk. Because the Fund may invest in emerging markets, it may face higher political, information, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their securities markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

The following replaces the "Dividends and Distributions" section in each Fund's prospectuses:

The Fund's policy is to distribute to shareholders all of its net investment income and net capital gains in the form of income and capital gain dividends. Income dividends, if any, are declared daily and paid monthly. Capital gains dividends, if any, will be paid at least annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

The following supplements the back cover page of each Fund's prospectuses:

Each Fund's current Statement of Additional Information is dated September 29, 2000.

              Please Retain This Supplement for Future Reference

SUPPFIXED (9-00)

Morgan Grenfell Investment Trust
CUSIPs:
61735K760          61735K828        61735K810        61735K794        61735K646
61735K836          61735K737        61735K729        61735K596

                                                      Deutsche Asset Management



Micro Cap and Smaller Companies
Investment Class and Institutional Class

Supplement dated September 29, 2000 (Replacing Supplement dated May 11, 2000) to Prospectuses dated February 28, 2000

The following replaces the "Portfolio Managers" section in each Fund's
Prospectus:

Portfolio Managers. The following portfolio managers are responsible for the day-to-day management of the Fund's investments:

Audrey M. T. Jones, CFA
 .  Managing Director of Deutsche Asset Management, Inc. and Lead Manager of the
   Fund.
 .  Joined the investment adviser in 1986 and the Fund at its inception.
 .  Portfolio manager with a primary focus on the credit sensitive, communication services, energy, process industries and transportation sectors.
 .  28 years of investment industry experience.
 .  BBA from Pace University Lubin School of Business.

John P. Callaghan
 .  Managing Director of Deutsche Asset Management, Inc. and Co-Manager of the
   Fund.
 .  Joined the investment adviser in 1997.
 .  Portfolio manager with a primary focus on the technology, health care and utility sectors.
 . Previously at Odyssey Partners, a private investment partnership, from 1996 to 1997 and a co-manager of the Small Capitalization Growth Stock Division at Weiss, Peck & Greer from 1993 to 1996.
 .  17 years of investment industry experience.
 .  MBA from Harvard Business School.



                                                        A Member of the
                                                        Deutsche Bank Group [/]

Doris R. Klug, CFA
 . Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund. . Joined the investment adviser in 2000.
 .  Portfolio manager with primary focus on the consumer and capital goods sectors.
 .  Vice President of Mutual of America from 1993 to 2000.
 .  18 years of financial industry experience.
 .  MBA from New York University's Stern School of Business.

The following supplements the back cover page of each Fund's prospectuses:

Each Fund's current Statement of Additional Information is dated September 29, 2000.

              Please Retain This Supplement for Future Reference


SUPPMS (9/00)

Morgan Grenfell Investment Trust
CUSIPs:
61735K778                        61735K745
61735K786                        61735K844